Petroleum
                                   & Resources
                                   Corporation(R)


















                              Our 75th Anniversary
                                   1929-2004















                               Annual Report 2003

                    investing in resources for the future(R)

                               2003 AT A GLANCE
--------------------------------------------------------------------------------



THE COMPANY

.. a closed-end equity investment company emphasizing natural resources stocks
.. objectives:    preservation of capital
             reasonable income
             opportunity for capital gain
.. internally-managed
.. low expense ratio
.. low turnover
STOCK DATA

                       NYSE Symbol................... PEO
                       Market Price as of 12/31/03 $23.74
                       52-Week Range....... $23.77-$18.28
                       Discount as of 12/31/03...... 1.3%
                       Shares Outstanding..... 21,736,777
SUMMARY FINANCIAL INFORMATION

                                                Year Ended December 31
                                                       2003         2002
       -----------------------------------------------------------------
       Net asset value per share               $      24.06 $      20.98
       Total net assets                         522,941,279  451,275,463
       Unrealized appreciation                  185,072,550  118,780,607
       Net investment income                      8,134,186    8,983,077
       Total realized gain                       17,219,079   14,332,921
       Total return (based on market value)           30.8%      (13.7)%
       Total return (based on net asset value)        21.2%      (11.1)%
       Expense ratio                                  0.74%        0.49%

       -----------------------------------------------------------------

2003 DIVIDENDS AND DISTRIBUTIONS

                                 Amount
             Paid              (per share) Type
             -----------------------------------------------------
             March 1, 2003        $0.09    Long-term capital gain
             March 1, 2003         0.04    Investment income
             June 1, 2003          0.13    Investment income
             September 1, 2003     0.13    Investment income
             December 27, 2003     0.71    Long-term capital gain
             December 27, 2003     0.01    Short-term capital gain
             December 27, 2003     0.08    Investment income

             -----------------------------------------------------
                                  $1.19

             -----------------------------------------------------

2004 ANNUAL MEETING OF STOCKHOLDERS

Location: The Center Club, 100 Light Street, 16/th/ Floor, Baltimore, Maryland 21202
Date: March 30, 2004
Time: 11:00 a.m.
Holders of Record: February 13, 2004

                               PORTFOLIO REVIEW
--------------------------------------------------------------------------------



  TEN LARGEST PORTFOLIO HOLDINGS (12/31/03)

                                       Market Value % of Net Assets
             ------------------------------------------------------
             Exxon Mobil Corp.         $ 43,050,000       8.2
             Royal Dutch Petroleum Co.   31,434,000       6.0
             BP plc ADR                  26,649,000       5.1
             ChevronTexaco Corp.         25,053,100       4.8
             ConocoPhillips              17,048,200       3.3
             Schlumberger Ltd.           15,321,600       2.9
             BJ Services Co.             13,283,000       2.5
             Total S.A. ADR              12,951,400       2.5
             Devon Energy Corp.          11,378,707       2.2
             Equitable Resources Inc.    10,730,000       2.1
                                       ------------      ----
               Total                   $206,899,007        39.6%
                                       ------------      ----


  SECTOR WEIGHTINGS (12/31/03)

       [CHART]

Internationals          27.7%
Domestics                7.7%
Producers               12.4%
Distributors            15.5%
Services                11.3%
Basic Materials & Other  9.9%
Paper & Forest Products  3.2%
Cash & Equivalent       12.2%



                                                                             1



                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------



         Calendar  Market   Cumulative    Cumulative  Total   Total net
          Years    value   market value  market value market    asset
                     of     of capital    of income   value     value
                  original     gains      dividends
                   shares  distributions   taken in
                             taken in       shares
                              shares
         --------------------------------------------------------------
           1989   $12,798     $   602      $   604    $14,004  $16,125
           1990    11,909       1,229        1,099     14,237   16,201
           1991    12,322       2,012        1,645     15,979   17,254
           1992    11,966       2,736        2,043     16,745   18,348
           1993    13,033       3,857        2,742     19,632   21,163
           1994    11,966       4,385        3,121     19,472   20,703
           1995    13,388       5,895        4,180     23,463   26,175
           1996    16,474       8,407        5,889     30,770   32,837
           1997    17,299      10,166        6,865     34,330   39,000
           1998    14,519       9,980        6,458     30,957   34,666
           1999    15,287      12,253        7,505     35,045   42,902
           2000    19,417      18,045       10,221     47,683   57,077
           2001    16,680      17,416        9,446     43,542   46,214
           2002    13,637      15,487        8,449     37,573   41,100
           2003    16,879      20,943       11,320     49,142   49,804

           ILLUSTRATION OF AN ASSUMED 15 YEAR INVESTMENT OF $10,000
                                  (unaudited)

Investment income dividends and capital gains distri- butions are taken in additional shares. This chart covers the years 1989-2003. Fees for the reinvestment of dividends are assumed as $2.50 per reinvestment and commissions of $0.05 per share. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                                    [CHART]

                          Cumulative Market   Cumulative Market
       Market Value of    Value of Capital        Value of       Total Market   Total Net
       Original Shares   Gains Distributions   Income Dividends     Value      Asset Value
       ---------------   -------------------   ----------------  ------------  -----------
          $10,000             $10,000              $10,000         $10,000       $11,774
1989       12,798                 602                  604          14,004        16,125
1990       11,909               1,229                1,099          14,237        16,201
1991       12,322               2,012                1,645          15,979        17,254
1992       11,966               2,736                2,043          16,745        18,348
1993       13,033               3,857                2,742          19,632        21,163
1994       11,966               4,385                3,121          19,472        20,703
1995       13,388               5,895                4,180          23,463        26,175
1996       16,474               8,407                5,889          30,770        32,837
1997       17,299              10,166                6,865          34,330        39,000
1998       14,519               9,980                6,458          30,957        34,666
1999       15,287              12,253                7,505          35,045        42,902
2000       19,417              18,045               10,221          47,683        57,077
2001       16,680              17,416                9,446          43,542        46,214
2002       13,637              15,487                8,449          37,573        41,100
2003       16,879              20,943               11,320          49,142        49,804






2


                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------


Each year at this time, we share with you our perspective on the past year and provide our view on the energy markets and outlook for the ensuing year. As noted on the cover of this report, your fund is observing its seventy-fifth anniversary this year. In January 1929, an offering of 3,250,000 shares was made to the public, creating the first and only closed-end sector fund focused on natural resources. Petroleum & Resources is one of only six closed-end funds to survive from that era to today.

THE YEAR IN REVIEW
Performance

The Petroleum & Resources fund performed well in 2003. The total return on net assets, including income and capital gains distributions for the calendar year was 21.2%. On a market value basis, the total return was 30.8%. Comparable figures for the Standard & Poor's 500 Index and the Dow Jones Energy Index were 28.7% and 22.9%, respectively. Double digit gains in the energy sector in December allowed the sector to significantly narrow the performance gap versus the strong broader market.

As noted above, after two years of declines, the energy stocks and the broader market posted strong gains. Within the Dow Jones Energy Index, the pipeline stocks rose 78% for the year, as the industry began rebuilding following the energy trading issues of the prior two years. Exploration companies in the Index were up 29%, the major oil companies were up 22%, and the oil drilling group was up 14%. The coal stocks represented in the Index had an outstanding year, advancing 60%. With our substantial holdings in international companies such as Royal Dutch and BP, which are not included in the Energy Index and underperformed it, the net asset value return for Petroleum & Resources was slightly below that of the Index. Most of our holdings outside of the segments represented in the Energy Index also performed well during the year. Our water utility holding provided a 31% return and our diverse holdings in basic industry and industrials had solid gains as well, led by the 57% return in machinery. Offsetting these to some degree was the performance of our natural gas utility holdings, which were only up 18% for the year. While this would normally be an outstanding result for this group, the advances of the other sectors overshadowed it.

Surging prices for both crude oil and natural gas provided a positive operating environment for energy companies throughout the year. Energy stocks outperformed the weak broader market in the first quarter as the cold weather in the Northeast and the anticipation of military action in Iraq drove commodity prices higher. The S&P 500 Index declined 3.2% through March while energy stocks fell less than 1%. Energy equities moved higher in April as oil prices moved over $30 per barrel again, but the broader market outpaced this sector. Though both oil and natural gas prices remained strong through the rest of the year, stocks in the group underperformed the overall market through November. Other sectors, including consumer, information technology and industrial stocks, performed well, reflecting the strong economic recovery. In December, however, energy stocks once again outperformed the broader market in response to higher commodity prices. For the month, the sector advanced 13.5% while the S&P 500 rose only 5.2%.


Oil Industry

Crude oil prices averaged over $30 per barrel in 2003, the highest yearly average in over 20 years. Prices spiked to over $39 per barrel early in 2003, as the consequence of suspected Iraqi weapons violations became clear. The anticipation of the U.S. invasion created supply uncertainty at the same time that Venezuelan production was curtailed due to civil unrest. Oil prices peaked in February, and declined to a low of $25 in April as the conflict in Iraq ended and rebuilding talks began. Increased production by the other OPEC countries as well as countries such as Russia helped offset the production lost from Iraq and the workers' strike in Venezuela. The higher production levels by OPEC were confirmed when the organization met in April and agreed to increase its quota to 25.4 million barrels per day. The oil price correction was short-lived, however, as it became apparent that Iraqi production would not return quickly due to on-going sabotage of facilities and pipelines. Oil prices quickly jumped back to the $32 level and traded above $30 per barrel for much of the remainder of 2003. Iraq's production was slow in rebuilding and instability in Venezuela and Nigeria continued to disrupt supplies. Russia's exports increased 9% during the year, adding to the worldwide supply. A brief price drop to the $27 level occurred late in the summer and into September. OPEC responded quickly by reducing its quota to 24.5 million barrels a day and the price rally resumed. While supply issues dominated the market, record demand in the U.S. and China contributed to the high prices. The beginning, ending and average prices for oil were all in the $31 range for 2003.

Natural Gas and Coal

Natural gas prices increased sharply early in the year from $4.25 per mcf in January to a spike of $8.50 in March. A decline in deliverability and the sustained cold weather in the Northeast led to the commodity price rally as inventories dropped to near record lows. As the heating season concluded, gas prices dropped to

                                                                             3


                      LETTER TO STOCKHOLDERS (CONTINUED)
--------------------------------------------------------------------------------


the $5 level and traded in a fairly narrow band for most of the remainder of the year. The cool summer enabled gas to be directed to the inventory rebuild and by fall gas in storage had reached normal levels. The U.S. industrial recovery contributed to rising demand and provided upward price bias. Gas prices were volatile but remained high through the end of 2003, despite full storage and mild weather. In this high price environment, liquefied natural gas
(LNG) imports were attractive and provided 1% of U.S. demand for the year. Coal prices also experienced a strong recovery in 2003 in response to gas prices, weather and increased demand.

INVESTMENT RESULTS

Net assets of the Corporation on December 31, 2003 were $522,941,279 or $24.06 per share on 21,736,777 shares outstanding. This compares with $451,275,463 or $20.98 per share on 21,510,067 shares outstanding a year earlier.

Net investment income for 2003 was $8,134,186 compared to $8,983,077 for 2002. These earnings are equivalent to $0.38 and $0.42 per share, respectively, on the average number of shares outstanding throughout each year. In 2003, our 0.74% expense ratio (expenses to average net assets) was once again at a low level compared to the industry.

Net realized gains amounted to $17,219,079 during the year, while the unrealized appreciation on investments increased from $118,780,607 at December 31, 2002 to $185,072,550 at year end, a 56% increase.

DIVIDENDS AND DISTRIBUTIONS

Total dividends and distributions paid in 2003 were $1.19 per share compared to $1.11 in 2002. As announced on November 13, 2003, a year-end distribution consisting of investment income of $0.08 and capital gains of $0.72 was made on December 27, 2003, both realized and taxable in 2003. On January 8, 2004, an additional distribution of $0.13 per share was declared payable March 1, 2004, representing the balance of undistributed net investment income and capital gains earned in 2003 and an initial distribution from 2004 net investment income, all taxable to shareholders in 2004.

OUTLOOK FOR 2004
Crude Oil

OPEC's recent guidance has called for a production increase when prices close above the $22-$28 target range for 20 days. The target range has been exceeded for more than 20 days, yet OPEC remains firm on the quota and has not increased production, causing oil prices to move higher early in 2004. The resolve to maintain the current quota is based on the weak dollar and the desire to maximize revenues before the anticipated demand decline in the spring. OPEC nations believe that higher oil prices are justified because the declining U.S. dollar has lowered their purchasing power. In the first quarter, prices are expected to remain high in response to higher economic demand and weather factors. As demand declines seasonally in the spring, prices should respond. The OPEC 10 (excluding Iraq) appear inclined towards cutting their production in 2004 in order to maintain the desired price range and allow for incremental Iraqi production.

The anticipated return of Iraq to pre-war production levels during the year as well as rising exports from Venezuela and Nigeria will require quota adjustments. The timing of Iraq's return to over 2 million barrels of production per day is dependent on the ability to secure the pipelines. As those volumes return and we move into a weak demand period, oil prices are expected to fall from the year-end price of over $32 to a price range of $25-$28 this year. While lower prices are anticipated, the decline in prices may be hindered by the low inventory levels in the industrialized countries and the expected worldwide demand increase of over 1 million barrels per day. The apparent demand recovery in the face of $30 oil prices creates the possibility that prices will stay in the upper end of the range. Against the backdrop of rising demand, supply growth appears manageable throughout the year. Non-OPEC production gains of over 1 million barrels per day combined with OPEC cooperation should provide a balance for oil markets. The extent of the worldwide recovery and geopolitical issues in the Middle East, Nigeria and Venezuela will ultimately determine oil prices for 2004.

Natural Gas

The year began with a first day jump of 10% in natural gas prices as expectations that weather-related demand will be strong and economic indicators confirmed a U.S. recovery. The outlook for early 2004 is for natural gas prices to remain in the $5-$6 per mcf range until winter ends and decline to an average of $4.25-$4.75 by year-end. A repeat of last year's heating demand would put an upward bias on prices. Volatility will remain high due to weather sensitivity and the fuel switching ability of natural gas users. Demand and prices will be driven by the economic recovery and a gas price that is too high may result in demand reduction. LNG will continue to provide a viable source to meet natural gas demand, as will incremental gas production from the Rocky Mountains. LNG imports are expected to increase in 2004 and larger supplies are necessary to satisfy future U.S. demand. Similarly, the competitive position of coal has and will continue to benefit from rising natural gas demand, resulting in increased coal consumption by electric utilities. These

4


                      LETTER TO STOCKHOLDERS (CONTINUED)
--------------------------------------------------------------------------------


higher than historic natural gas prices will provide an attractive environment for increasing deliverability in the United States.

Corporate Governance

There has been a great deal of attention recently paid to illegal and unethical activities in the mutual fund industry. We feel it is important to remind our shareholders that we condemn the activities that have been uncovered and assure you that we have not engaged in them. Since your fund's shares are publicly traded, trading arrangements that benefit some shareholders over others are not possible. Thus, should they wish to do so, all of our shareholders are able to make after-hours trades, to engage in rapid trading of our shares, and to attempt to time trades, and no shareholders are given special privileges in this regard. While we maintain relationships with many brokerage houses and encourage them to recommend Petroleum & Resources as an investment, we do not make "soft dollar" payments to brokers for this purpose. All commissions paid on buying or selling stocks for the portfolio are reviewed by the Board of Directors quarterly. Our use of commission dollars to pay for important research to better enable our analysts to make their stock selections is conducted in strict accordance with applicable SEC rules.

Two new Directors were elected to the Board, effective November 13, 2003, bringing the total number to thirteen. Ms. Phyllis O. Bonanno, President of International Trade Solutions, Inc., brings wide experience in global trade to the Board, while Ms. Kathleen T. McGahran, Principal and Director of Pelham Associates, adds a wealth of specialized knowledge in accounting to our range of skills. All of the Directors except myself qualify as independent directors by SEC definition, and thus more than 90% of the Board consists of directors who are independent of management. In addition to monthly meetings of the full Board of Directors, the independent Directors meet separately every other month.

SHARE REPURCHASE PROGRAM

On December 11, 2003, the Board of Directors authorized the repurchase by management of an additional 5% of the outstanding shares of the Corporation over the ensuing year. The repurchase program is subject to the same restriction as in the past, namely that shares can only be repurchased as long as the discount of the market price of the shares from the net asset value is 8% or greater.

From the beginning of 2004 through February 12, 2004, no shares have been repurchased under the program.

                                  ----------

The proxy statement for the Annual Meeting of Stockholders to be held in Baltimore, Maryland on March 30, 2004, will be mailed on or about February 20, 2004 to holders of record on February 13, 2004.

By order of the Board of Directors,

             /s/ Douglas G. Ober
             Douglas G. Ober

             Chairman, President and
             Chief Executive Officer

February 12, 2004

                                                                             5


                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 2003


Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $274,472,378)                                       $459,645,254
  Short-term investments (cost $63,964,563)                     63,964,563
  Securities lending collateral (cost $22,322,240)              22,322,240 $545,932,057
---------------------------------------------------------------------------
Cash                                                                            376,099
Dividends and interest receivable                                               593,446
Prepaid expenses and other assets                                             1,181,923
---------------------------------------------------------------------------------------
      Total Assets                                                          548,083,525
---------------------------------------------------------------------------------------
Liabilities
Investment securities purchased                                               1,102,769
Open written option contracts at value (proceeds $99,924)                       200,250
Obligations to return securities lending collateral                          22,322,240
Accrued expenses and other liabilities                                        1,516,987
---------------------------------------------------------------------------------------
      Total Liabilities                                                      25,142,246
---------------------------------------------------------------------------------------
      Net Assets                                                           $522,941,279
---------------------------------------------------------------------------------------

Net Assets
Common Stock at par value $1.00 per share, authorized
  50,000,000 shares; issued and outstanding 21,736,777 shares              $ 21,736,777
Additional capital surplus                                                  312,813,521
Undistributed net investment income                                           1,500,752
Undistributed net realized gain on investments                                1,817,679
Unrealized appreciation on investments                                      185,072,550
---------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                                $522,941,279
---------------------------------------------------------------------------------------
      Net Asset Value Per Share of Common Stock                                  $24.06
---------------------------------------------------------------------------------------

* See schedule of investments on pages 12 through 14.

The accompanying notes are an integral part of the financial statements.

6


 Investment Income
   Income:
     Dividends                                                      $10,678,433
     Interest and other income                                          911,598
 ------------------------------------------------------------------------------
       Total income                                                  11,590,031
 ------------------------------------------------------------------------------
   Expenses:
     Investment research                                              1,485,642
     Administration and operations                                      914,907
     Directors' fees                                                    215,334
     Reports and stockholder communications                             253,983
     Transfer agent, registrar and custodian expenses                   174,085
     Auditing and accounting services                                    77,230
     Legal services                                                      25,404
     Occupancy and other office expenses                                143,895
     Travel, telephone and postage                                       57,012
     Other                                                              108,353
 ------------------------------------------------------------------------------
       Total expenses                                                 3,455,845
 ------------------------------------------------------------------------------
       Net Investment Income                                          8,134,186
 ------------------------------------------------------------------------------

 Realized Gain and Change in Unrealized Appreciation on Investments
   Net realized gain on security transactions                        17,219,079
   Change in unrealized appreciation on investments                  66,291,943
 ------------------------------------------------------------------------------
       Net Gain on Investments                                      83,511,022
 ------------------------------------------------------------------------------
 Change in Net Assets Resulting from Operations                     $91,645,208
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                             7


                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                   For the Year Ended
                                                               --------------------------
                                                               Dec. 31, 2003 Dec. 31, 2002
------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                        $  8,134,186  $  8,983,077
  Net realized gain on investments                               17,219,079    14,332,921
  Change in unrealized appreciation on investments               66,291,943   (82,017,470)
------------------------------------------------------------------------------------------
      Change in net assets resulting from operations             91,645,208   (58,701,472)
------------------------------------------------------------------------------------------

Distributions to Stockholders From:
  Net investment income                                          (8,108,325)   (9,069,217)
  Net realized gain from investment transactions                (17,260,893)  (14,302,830)
------------------------------------------------------------------------------------------
      Decrease in net assets from distributions                 (25,369,218)  (23,372,047)
------------------------------------------------------------------------------------------

From Capital Share Transactions:
  Value of shares issued in payment of distributions              9,783,141     9,954,365
  Cost of shares purchased (note 4)                              (4,393,315)   (3,097,181)
------------------------------------------------------------------------------------------
      Change in net assets from capital share transactions        5,389,826     6,857,184
------------------------------------------------------------------------------------------
      Total Change in Net Assets                                 71,665,816   (75,216,335)

Net Assets:
  Beginning of year                                             451,275,463   526,491,798
------------------------------------------------------------------------------------------
  End of year (including undistributed net investment
    income of $1,500,752 and $1,474,891, respectively)         $522,941,279  $451,275,463
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

8


                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation -- Investments in securities traded on national securities exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions And Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at December 31, 2003 was $360,929,608, and net unrealized appreciation aggregated $185,102,373, of which the related gross unrealized appreciation and depreciation were $205,468,433 and $20,366,060, respectively. As of December 31, 2003, the tax basis of distributable earnings was $967,194 of undistributed ordinary income and $1,453,807 of undistributed long-term capital gain.

Distributions paid by the Corporation during the year ended December 31, 2003 were classified as ordinary income of $8,321,192 and capital gain of $17,048,026. The distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

The Corporation's investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2003 were $41,449,731 and $65,509,697, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of December 31, 2003 can be found on page 15.

Transactions in written covered call and collateralized put options during the year ended December 31, 2003 were as follows:

                                 Covered Calls     Collateralized Puts
                              -------------------  -------------------
                              Contracts  Premiums  Contracts  Premiums
                              --------- ---------  --------- ---------
        Options outstanding,
         December 31, 2002        625   $  58,228      300   $  32,392
        Options written         2,200     279,849    2,250     285,681
        Options terminated in
         closing purchase
         transactions            (100)     (9,600)    (100)    (10,143)
        Options expired        (1,785)   (213,426)  (1,916)   (248,649)
        Options exercised        (490)    (52,119)    (184)    (22,289)
        ---------------------------------------------------------------
        Options outstanding,
         December 31, 2003        450   $  62,932      350   $  36,992
        ---------------------------------------------------------------

4. CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares without par value.

On December 27, 2002, the Corporation issued 521,854 shares of its Common Stock at a price of $19.075 per share (the average market price on December 9, 2002) to stockholders of record November 25, 2002 who elected to take stock in payment of the distribution from 2002 capital gain and investment income.

On December 27, 2003, the Corporation issued 450,110 shares of its Common Stock at a price of $21.735 per share (the average market price on December 8, 2003) to stockholders of record November 24, 2003 who elected to take stock in payment of the distribution from 2003 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2003 and 2002 were as follows:

                                    Shares                 Amount
                              ------------------  ------------------------
                                2003      2002        2003         2002
                              --------  --------  -----------  -----------
     Shares issued in payment
      of distributions         450,110   521,854  $ 9,783,141  $ 9,954,365
     Shares purchased
      (at an average discount
      from net asset value of
      8.2% and 8.9%,
      respectively)           (223,400) (159,350)  (4,393,315)  (3,097,181)
     ----------------------------------------------------------------------
     Net change                226,710   362,504  $ 5,389,826  $ 6,857,184
     ----------------------------------------------------------------------

                                                                             9


                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------



The cost of the 14,900 shares of Common Stock held by the Corporation at December 31, 2002 amounted to $285,217. There were no shares held at December 31, 2003.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporation's Common Stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 2003, there were 152,012 options outstanding with a weighted average exercise price of $18.07 per share. During 2003, the Corporation granted options, including stock appreciation rights, for 21,258 shares of common stock with an exercise price of $19.29 per share. During the year, stock appreciation rights relating to 17,880 stock option shares were exercised at a weighted average market price of $20.24 per share and the stock options relating to these rights which had a weighted average exercise price of $10.21 per share were cancelled. In addition, stock options and stock appreciation rights relating to 25,943 shares, and with a weighted average exercise price of $19.46 per share, were cancelled. At December 31, 2003, there were 38,866 outstanding exercisable options to purchase common shares at $8.31-$24.53 per share (weighted average price of $18.05) and unexercisable options to purchase 90,581 common shares at $10.92-$24.53 per share (weighted average price of $18.48). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 5.17 years and 6.18 years, respectively. The total compensation expense recognized in 2003 for the stock option and stock appreciation rights plan was $367,322. At December 31, 2003, there were 279,614 shares available for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. As of December 31, 2003, the plan assets consisted of investments in Adams Express Co. stock (7%), other individual stocks (60%), and mutual funds (33%).

The actuarially computed net pension cost for the year ended December 31, 2003 was $807,407, and consisted of service cost of $122,531, interest cost of $234,808, expected return on plan assets of $235,114, net amortization expense of $218,077, and loss on settlement of $467,105, due to lump-sum distributions.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 6.75%, the expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 2003, the projected benefit obligation for service rendered to date was $4,149,034. During 2003, the projected benefit obligation increased due to service cost and interest cost of $122,531 and $234,808, respectively, and decreased due to benefits paid in the amount of $88,577 and the effect of a settlement of $857,753. The projected benefit obligation at December 31, 2003 was $3,560,043.

On January 1, 2003, the fair value of plan assets was $3,861,986. During 2003, the fair value of plan assets increased due to the expected return on plan assets of $235,114 and decreased due to benefits paid in the amount of $88,577 and the effect of a settlement of $1,171,699. At December 31, 2003, the fair value of plan assets amounted to $2,836,824, which resulted in a deficit in plan assets of $723,219. The remaining components of prepaid pension cost at December 31, 2003 included $1,230,167 in unrecognized loss and $224,073 in unrecognized prior service cost. Prepaid pension cost included in other assets at December 31, 2003 was $731,021.

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at December 31, 2003 for employees and former employees of the Corporation was $1,443,431. Aggregate remuneration paid or accrued during the year ended December 31, 2003 to key employees and directors amounted to $1,364,126.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At December 31, 2003, the Corporation had securities on loan of $21,860,647, and held collateral of $22,322,240, consisting of repurchase agreements and commercial paper.

10


                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                  Year Ended December 31
                                                       ---------------------------------------------
                                                         2003     2002        2001     2000     1999
----------------------------------------------------------------------------------------------------
Per Share Operating Performance*
  Net asset value, beginning of year                     $20.98   $24.90    $32.69   $26.32   $22.87
----------------------------------------------------------------------------------------------------
    Net investment income                                  0.38     0.42      0.49     0.37     0.48
    Net realized gains and change in
      unrealized appreciation                              3.89   (3.20)    (6.81)     7.67     4.67
----------------------------------------------------------------------------------------------------
  Total from investment operations                         4.27   (2.78)    (6.32)     8.04     5.15
----------------------------------------------------------------------------------------------------

  Less distributions
    Dividends from net investment income                 (0.38)   (0.43)    (0.43)   (0.39)   (0.48)
    Distributions from net realized gains                (0.81)   (0.68)    (1.07)   (1.35)   (1.07)
----------------------------------------------------------------------------------------------------
  Total distributions                                    (1.19)   (1.11)    (1.50)   (1.74)   (1.55)
----------------------------------------------------------------------------------------------------
    Capital share repurchases                              0.02     0.01      0.06     0.28     0.01
    Reinvestment of distributions                        (0.02)   (0.04)    (0.03)   (0.21)   (0.16)
----------------------------------------------------------------------------------------------------
  Total capital share transactions                         0.00   (0.03)      0.03     0.07   (0.15)
----------------------------------------------------------------------------------------------------
  Net asset value, end of year                           $24.06   $20.98    $24.90   $32.69   $26.32
----------------------------------------------------------------------------------------------------
  Per share market price, end of year                    $23.74   $19.18    $23.46   $27.31   $21.50
----------------------------------------------------------------------------------------------------

Total Investment Return
  Based on market price                                   30.8%  (13.7)%    (8.7)%    36.1%    13.3%
  Based on net asset value                                21.2%  (11.1)%   (19.0)%    33.1%    23.8%
Ratios/Supplemental Data
  Net assets, end of year (in 000's)                   $522,941 $451,275  $526,492 $688,173 $565,075
  Ratio of expenses to average net assets                 0.74%    0.49%     0.35%    0.59%    0.43%
  Ratio of net investment income to average net assets    1.75%    1.84%     1.67%    1.24%    1.86%
  Portfolio turnover                                     10.20%    9.69%     6.74%    7.68%   11.89%
  Number of shares outstanding at end of year
    (in 000's)*                                          21,737   21,510    21,148   21,054   21,471
----------------------------------------------------------------------------------------------------

* Adjusted to reflect the 3-for-2 stock split effected in October 2000. Certain prior year amounts have been reclassified to conform to current year presentation.

                                                                             11


                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               December 31, 2003



                                                              Shares    Value (A)
-----------------------------------------------------------------------------------
Stocks and Convertible Securities -- 87.9%
  Energy -- 74.8%
    Internationals -- 27.9%
      BP plc ADR............................................   540,000 $ 26,649,000
      ChevronTexaco Corp....................................   290,000   25,053,100
      Exxon Mobil Corp...................................... 1,050,000   43,050,000
      Royal Dutch Petroleum Co..............................   600,000   31,434,000
      "Shell" Transport and Trading Co., plc ADR (B)........   150,000    6,754,500
      Total S.A. ADR (B)....................................   140,000   12,951,400
                                                                       ------------
                                                                        145,892,000
                                                                       ------------
    Domestics -- 7.7%
      Amerada Hess Corp.....................................   125,000    6,646,250
      ConocoPhillips........................................   260,000   17,048,200
      Kerr-McGee Corp.......................................   177,153    8,235,843
      Murphy Oil Corp.......................................    65,000    4,245,150
      Unocal Capital Trust $3.125 Conv. Pfd.................    72,540    3,799,283
                                                                       ------------
                                                                         39,974,726
                                                                       ------------
    Producers -- 12.4%
      Apache Corp...........................................   105,000    8,515,500
      Burlington Resources, Inc.............................   133,400    7,387,692
      Devon Energy Corp.....................................   198,720   11,378,707
      EOG Resources, Inc....................................   200,000    9,234,000
      Noble Energy, Inc.....................................   141,000    6,264,630
      Occidental Petroleum Corp.............................   200,000    8,448,000
      Pioneer Natural Resources Co. (C).....................   291,000    9,291,630
      Stone Energy Corp. (C)................................   104,300    4,427,535
                                                                       ------------
                                                                         64,947,694
                                                                       ------------
    Distributors -- 15.5%
      AGL Resources Inc.....................................   250,000    7,275,000
      Duke Energy Corp. 8.25% Conv. Pfd. due 2004 (B).......   160,000    2,214,400
      Duke Energy Corp. (B).................................   115,000    2,351,750
      El Paso Corp. (B).....................................   180,000    1,474,200
      Energen Corp..........................................   200,000    8,206,000
      Equitable Resources Inc...............................   250,000   10,730,000
      Keyspan Corp..........................................   220,000    8,096,000
      Kinder Morgan, Inc....................................    77,300    4,568,430
      MDU Resources Group, Inc..............................   300,000    7,143,000
      National Fuel Gas Co..................................   200,000    4,888,000
      New Jersey Resources Corp.............................   277,500   10,686,525
      Questar Corp..........................................   200,000    7,030,000
      TECO Energy, Inc. (B).................................   200,000    2,882,000
      Williams Companies, Inc. 9.0% FELINE PACS due 2005....   120,000    1,573,200
      Williams Companies, Inc. (B)..........................   200,000    1,964,000
                                                                       ------------
                                                                         81,082,505
                                                                       ------------

12


                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 2003


                                                      Shares    Value (A)
     ----------------------------------------------------------------------
         Services -- 11.3%
           Baker Hughes, Inc......................... 130,000 $   4,180,800
           BJ Services Co. (C)....................... 370,000    13,283,000
           GlobalSantaFe Corp. (B)................... 200,000     4,966,000
           Grant Prideco Inc. (C).................... 308,000     4,010,160
           Nabors Industries Ltd. (C)................ 125,000     5,187,500
           Noble Corp. (C)........................... 135,000     4,830,300
           Schlumberger Ltd.......................... 280,000    15,321,600
           Weatherford International, Ltd. (C)....... 205,000     7,380,000
                                                              -------------
                                                                 59,159,360
                                                              -------------
       Basic Industries -- 13.1%
         Basic Materials & Other -- 9.9%
           Air Products and Chemicals, Inc...........  75,000     3,962,250
           Albemarle Corp............................ 200,000     5,994,000
           Arch Coal Inc............................. 250,000     7,792,500
           General Electric Co....................... 329,800    10,217,204
           Ingersoll-Rand Co. Ltd.................... 100,000     6,788,000
           Philadelphia Suburban Corp................ 381,250     8,425,625
           Rohm & Haas Co............................ 200,000     8,542,000
                                                              -------------
                                                                 51,721,579
                                                              -------------
         Paper and Forest Products -- 3.2%
           Boise Cascade Corp. 7.5% ACES due 2004....  51,000     2,610,690
           Boise Cascade Corp. (B)................... 205,000     6,736,300
           Temple-Inland Inc......................... 120,000     7,520,400
                                                              -------------
                                                                 16,867,390
                                                              -------------
     Total Stocks and Convertible Securities
       (Cost $274,472,378 ) (D)......................         $ 459,645,254
                                                              -------------


                                                                             13


                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 2003



                                                                     Prin. Amt.   Value (A)
---------------------------------------------------------------------------------------------
Short-Term Investments -- 12.2%
  U.S. Government Obligations -- 1.4%
    U.S. Treasury Bills, 0.78-0.91%, due 2/19/04.................... $7,420,000 $  7,410,979
                                                                                ------------
  Commercial Paper -- 10.8%
    American General Finance, Inc., 1.04-1.06%, due 1/6/04-1/22/04..  5,000,000    4,998,663
    Cargill, Inc., 0.99-1.00%, due 1/8/04-2/12/04...................  5,000,000    4,997,670
    Caterpillar Financial Services Corp., 1.02%, due 1/13/04........  5,000,000    4,998,300
    ChevronTexaco Funding Corp., 1.02%, due 1/13/04.................  2,500,000    2,499,150
    Coca-Cola Co., 0.99%, due 1/22/04...............................  1,750,000    1,748,989
    Exxon Project Investment Corp., 0.96%, due 1/6/04...............  4,975,000    4,974,337
    General Electric Capital Corp., 1.03%, due 1/26/04-2/3/04.......  5,000,000    4,995,571
    GMAC MINT, 1.08%, due 1/20/04...................................  3,600,000    3,597,948
    International Business Machines Corp., 0.98%, due 1/7/04........  4,700,000    4,699,232
    Nestle Capital Corp., 0.99%, due 1/15/04........................  4,055,000    4,053,439
    Pfizer Inc., 1.00%, due 1/27/04.................................  5,000,000    4,996,389
    Toyota Motor Credit Corp., 1.02-1.04%, due 1/20/04-1/27/04......  5,000,000    4,996,797
    Unilever Capital Corp., 0.99%, due 1/6/04-1/29/04...............  5,000,000    4,997,099
                                                                                ------------
                                                                                  56,553,584
                                                                                ------------

Total Short-Term Investments
  (Cost $63,964,563)................................................              63,964,563
                                                                                ------------
Securities Lending Collateral -- 4.3%
  Repurchase Agreements
    Commerz Capital, 1.02%, due 1/2/04..............................              18,322,918
    JP Morgan Securities, 1.06%, due 1/2/04.........................               2,000,178
  Commercial Paper
    Atlantic Asset Securitization, 1.10%, due 1/14/04...............                 999,572
    Starbird Funding, 1.07%, due 2/13/04............................                 999,572
                                                                                ------------
Total Securities Lending Collateral
  (Cost $22,322,240)................................................              22,322,240
                                                                                ------------

Total Investments -- 104.4%
  (Cost $360,759,181)...............................................             545,932,057
    Cash, receivables and other assets, less liabilities -- (4.4)%..             (22,990,778)
                                                                                ------------
Net Assets -- 100%..................................................            $522,941,279

--------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) All or a portion of these securities are on loan. See Note 7 to Financial Statements.
(C) Presently non-dividend paying.
(D) The aggregate market value of stocks held in escrow at December 31, 2003 covering open call option contracts written was $3,020,850. In addition, the required aggregate market value of securities segregated by the custodian to collaterize open put option contracts written was $1,550,000.

                           -------------------------

 This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

14


                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS
--------------------------------------------------------------------------------

                               December 31, 2003

    Contracts                                          Contract
   (100 shares                                  Strike Expiration  Appreciation/
      each)                Security             Price   Date       (Depreciation)
   ------------------------------------------------------------------------------

                                 COVERED CALLS
       100.... Apache Corp.....................  $75   Jan   04      $ (53,301)
       100     Ingersoll-Rand Corp.............   65   Jan   04        (24,915)
       100     Kinder Morgan, Inc..............   60   May   04        (11,801)
       150     Temple-Inland Inc...............   60   Feb   04        (28,551)
       ---                                                           ----------
       450                                                            (118,568)
       ---                                                           ----------

                              COLLATERALIZED PUTS
       150     Air Products and Chemicals, Inc.   50   Mar   04             243
       200     Burlington Resources, Inc.......   40   Feb   04          17,999
       ---                                                           ----------
       350                                                               18,242
       ---                                                           ----------
                                                                     $(100,326)
                                                                     ==========

                           -------------------------

FORWARD-LOOKING STATEMENTS

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are the performance of the portfolio of stocks held by the Corporation, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Corporation will trade in the public markets, and other factors discussed in the Corporation's periodic filings with the Securities and Exchange Commission.

                                                                             15


                        CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2003
                                  (unaudited)

                                                     Shares
                                     --------------------------------------
                                                                  Held
                                      Additions    Reductions Dec. 31, 2003
    -----------------------------------------------------------------------
    AGL Resources Inc...............   90,000                    250,000
    Air Products and Chemicals, Inc.   75,000                     75,000
    Amerada Hess Corp...............   75,000                    125,000
    BP plc ADR......................   40,000                    540,000
    ConocoPhillips..................   60,000                    260,000
    MDU Resources Group, Inc........  100,000                    300,000
    Noble Energy, Inc...............   16,000                    141,000
    Philadelphia Suburban Corp......   76,250/(1)/               381,250
    Pioneer Natural Resources Co....   60,000                    291,000
    Apache Corp.....................                 15,000      105,000
    Atmos Energy Corp...............                 40,000        --
    BJ Services Co..................                 10,000      370,000
    ChevronTexaco Corp..............                 10,000      290,000
    El Paso Corp....................                 30,000      180,000
    Kinder Morgan, Inc..............                 72,700       77,300
    MeadWestvaco Corp...............                 60,000        --
    Murphy Oil Corp.................                 22,500       65,000
    Questar Corp....................                 55,000      200,000
    Unocal Corp.....................                150,000        --

--------
/(1)/By stock split.

                           -------------------------

Proxy Voting Policies

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation is available to stockholders (i) without charge, upon request, by calling the Corporation's toll-free number at (800) 638-2479; (ii) on the Corporation's website by clicking on "Proxy Voting Guidelines" at the bottom of any page on the website; and (iii) on the Securities and Exchange Commission's website at http://www.sec.gov.

16


                        REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------



To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (hereafter referred to as the "Corporation") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 8, 2004
                           -------------------------

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                       Petroleum & Resources Corporation
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com
                      Counsel: Chadbourne & Parke L.L.P.
               Independent Auditors: PricewaterhouseCoopers LLP
        Transfer Agent & Registrar: American Stock Transfer & Trust Co.
                 Custodian of Securities: The Bank of New York

                                                                             17


                     SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------


WE ARE OFTEN ASKED --

How do I invest in Petroleum & Resources?

Petroleum & Resources Common Stock is listed on the New York Stock Exchange and Pacific Exchange. The stock's ticker symbol is "PEO" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, American Stock Transfer & Trust Company's INVESTORS CHOICE Plan (see page 19).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.peteres.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XPEOX. The week-ending NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Petroleum's daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "PetRs." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Corporation at
(800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Petroleum stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open surety bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Is direct deposit of my dividend checks available?

Yes, our transfer agent offers direct deposit of your dividend and capital gain distribution checks. You can request direct deposit with American Stock Transfer either on-line or by calling them at the phone number provided on page 19.

Who do I notify of a change of address?

The transfer agent.

We go to Florida (Arizona) every winter. How do we get our mail from Petroleum & Resources?

The transfer agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the transfer agent.

I want to give shares to my children, grandchildren, etc., as a gift. How do I go about it?

Giving shares of Petroleum is simple and is handled through our transfer agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the transfer agent stating the exact intent of your gift plans and the transfer agent will send you the instructions and forms necessary to effect your transfer.

18


               SHAREHOLDER INFORMATION AND SERVICES (CONTINUED)
--------------------------------------------------------------------------------



DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

               Initial Enrollment and
                Optional Cash Investments
               Service Fee                  $2.50 per investment
               Brokerage Commission              $0.05 per share

               Reinvestment of Dividends**
               Service Fee                 2% of amount invested
                               (maximum of $2.50 per investment)
               Brokerage Commission              $0.05 per share

               Sale of Shares
               Service Fee                                $10.00
               Brokerage Commission              $0.05 per share

               Deposit of Certificates for safekeeping     $7.50
               Book to Book Transfers                   Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.
Minimum and Maximum Cash Investments

              Initial minimum investment (non-holders)    $500.00
              Minimum optional investment
               (existing holders)                          $50.00
              Electronic Funds Transfer
               (monthly minimum)                           $50.00
              Maximum per transaction                  $25,000.00
              Maximum per year                               NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

                                  ----------

                                The Corporation
                       Petroleum & Resources Corporation
                            Lawrence L. Hooper, Jr.
                 Vice President, General Counsel and Secretary
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com

                              The Transfer Agent
                    American Stock Transfer & Trust Company
                       Address Shareholder Inquiries to:
                       Shareholder Relations Department
                                59 Maiden Lane
                              New York, NY 10038
                                (866) 723-8330
                           Website: www.amstock.com
                           E-mail: info@amstock.com

                       Investors Choice Mailing Address:
                       Attention: Dividend Reinvestment
                                 P.O. Box 922
                              Wall Street Station
                              New York, NY 10269
                         Website: www.InvestPower.com
                         E-mail: info@InvestPower.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There will be no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

                                                                             19


                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------


                                                  Dividends  Distributions
                                                   From Net    From Net
                                       Net Asset  Investment   Realized
               Value of      Shares      Value      Income       Gains
     Dec. 31  Net Assets  Outstanding* Per Share* Per Share*  Per Share*
     ---------------------------------------------------------------------
      1989   $322,866,019  15,576,900    $16.56      $.61        $ .80
      1990    308,599,851  16,189,934     19.06       .73          .83
      1991    314,024,187  16,778,358     18.71       .61          .82
      1992    320,241,282  17,369,255     18.44       .51          .82
      1993    355,836,592  18,010,007     19.76       .55          .87
      1994    332,279,398  18,570,450     17.89       .61          .79
      1995    401,404,971  19,109,075     21.01       .58          .81
      1996    484,588,990  19,598,729     24.73       .55          .88
      1997    556,452,549  20,134,181     27.64       .51         1.04
      1998    474,821,118  20,762,063     22.87       .52         1.01
      1999    565,075,001  21,471,270     26.32       .48         1.07
      2000    688,172,867  21,053,644     32.69       .39         1.35
      2001    526,491,798  21,147,563     24.90       .43         1.07
      2002    451,275,463  21,510,067     20.98       .43          .68
      2003    522,941,279  21,736,777     24.06       .38          .81

--------
*Adjusted for 3-for-2 stock split effected in October 2000.

                           -------------------------

                       PETROLEUM & RESOURCES CORPORATION
                                PRIVACY POLICY

In order to conduct its business, Petroleum & Resources Corporation collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

20


                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------



                                                                                     Number of
                                                                                     Portfolios
                                                                                     in Fund
                             Position  Term   Length                                 Complex
Personal                     Held with of     of Time Principal Occupations          Overseen    Other
Information                  the Fund  Office Served  During the Last 5 Years        by Director Directorships
-------------------------------------------------------------------------------------------------------------------------------
Independent Directors

 Enrique R. Arzac, Ph.D.     Director   One    Since  Professor of Finance and       Two         Director of The Adams
 7 St. Paul Street,                     Year   1987   Economics, formerly Vice                   Express Company and Credit
 Suite 1140                                           Dean of Academic Affairs of                Suisse Asset Management
 Baltimore, MD 21202                                  the Graduate School of                     Funds (8 funds) (investment
 Age 62                                               Business, Columbia University.             companies).
-------------------------------------------------------------------------------------------------------------------------------
 Phyllis O. Bonanno          Director   One    Since  President & CEO of             Two         Director of The Adams
 7 St. Paul Street,                     Year   Nov.   International Trade Solutions,             Express Company
 Suite 1140                                    2003   Inc. (consultants). Formerly               (investment company), Borg-
 Baltimore, MD 21202                                  President of Columbia College,             Warner Inc. (industrial), The
 Age 60                                               Columbia, South Carolina, and              Canadian-American Business
                                                      Vice President of Warnaco Inc.             Council, and Board of
                                                      (apparel).                                 Advisors for APTE, Inc.
                                                                                                 (software).
-------------------------------------------------------------------------------------------------------------------------------
 Daniel E. Emerson           Director   One    Since  Chairman, The National         Two         Director of The Adams
 7 St. Paul Street,                     Year   1987   YMCA Fund Inc. Retired                     Express Company
 Suite 1140                                           Executive Vice President of                (investment company).
 Baltimore, MD 21202                                  NYNEX Corp.
 Age 79                                               (communications), Retired
                                                      Chairman of The Board of both
                                                      NYNEX Information
                                                      Resources Co. and NYNEX
                                                      Mobile Communications Co.
                                                      Previously Executive Vice
                                                      President and Director of New
                                                      York Telephone Company.
-------------------------------------------------------------------------------------------------------------------------------
 Edward J. Kelly, III, J.D.  Director   One    Since  President and Chief Executive  Two         Director of The Adams
 7 St. Paul Street,                     Year   2001   Officer of Mercantile                      Express Company
 Suite 1140                                           Bankshares Corporation.                    (investment company), AXIS
 Baltimore, MD 21202                                  Formerly Managing Director                 Specialty Limited (insurance),
 Age 50                                               with J.P. Morgan Chase & Co.               Hartford Financial Services
                                                      (investment bank and global                Group, Constellation Energy
                                                      financial institution).                    Group, CIT Group
                                                                                                 (commercial finance), and
                                                                                                 CSX Corp. (transportation);
                                                                                                 and member of Board of
                                                                                                 Trustees of Johns Hopkins
                                                                                                 University.
-------------------------------------------------------------------------------------------------------------------------------
 Thomas H. Lenagh            Director   One    Since  Financial Advisor, Chairman of Two         Director of Cornerstone
 7 St. Paul Street,                     Year   1987   the Board, Photonics Product               Funds, Inc. (3 funds),
 Suite 1140                                           Group (crystals). Formerly                 Investors First Fund, and The
 Baltimore, MD 21202                                  Chairman of the Board and                  Adams Express Company
 Age 85                                               CEO of Greiner Engineering                 (investment companies).
                                                      Inc. (formerly Systems
                                                      Planning Corp.) (consultants),
                                                      and Chief Investment Officer
                                                      of the Ford Foundation
                                                      (charitable foundation).
-------------------------------------------------------------------------------------------------------------------------------
 W. D. MacCallan             Director   One    Since  Retired Chairman of the Board  Two         Director of The Adams
 7 St. Paul Street,                     Year   1971   and CEO of the Corporation                 Express Company
 Suite 1140                                           (since 1991) and The Adams                 (investment company).
 Baltimore, MD 21202                                  Express Company (since 1991).
 Age 76                                               Formerly consultant to the
                                                      Corporation and The Adams
                                                      Express Company.
-------------------------------------------------------------------------------------------------------------------------------




                                                                             21


                        BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                          Number of
                                                                                          Portfolios
                                                                                          in Fund
                         Position  Term   Length                                          Complex
Personal                 Held with of     of Time  Principal Occupations                  Overseen    Other
Information              the Fund  Office Served   During the Last 5 Years                by Director Directorships
---------------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

 Kathleen T.             Director   One   Since    Principal & Director of Pelham             Two     Director of The Adams
 McGahran, Ph.D.,                   Year  Nov.     Associates, Inc. (executive                        Express Company
 J.D., C.P.A                              2003     education), Adjunct Associate                      (investment company).
 7 St. Paul Street,                                Professor, Columbia Executive
 Suite 1140                                        Education, Graduate School of
 Baltimore, Md 21202                               Business, Columbia University.
 Age 53                                            Formerly Associate Dean and
                                                   Director of Executive Education,
                                                   and Associate Professor, Columbia
                                                   University.
---------------------------------------------------------------------------------------------------------------------------------
 W. Perry Neff, J.D.     Director   One   Since    Private Financial Consultant.              Two     Director of The Adams
 7 St. Paul Street,                 Year  1971     Retired Executive Vice President of                Express Company
 Suite 1140                                        Chemical Bank.                                     (investment company).
 Baltimore, MD 21202
 Age 76
---------------------------------------------------------------------------------------------------------------------------------
 Landon Peters           Director   One   Since    Private Investor. Former Investment        Two     Director of The Adams
 7 St. Paul Street,                 Year  1987     Manager, YMCA Retirement Fund.                     Express Company
 Suite 1140                                        Formerly Executive Vice President                  (investment company).
 Baltimore, MD                                     and Treasurer and prior thereto Senior
 21202                                             Vice President and Treasurer of The
 Age 73                                            Bank of New York.
---------------------------------------------------------------------------------------------------------------------------------
 John J. Roberts         Director   One   Since    Senior Advisor, formerly Vice--            Two     Honorary Director of
 7 St. Paul Street,                 Year  1987     Chairman External Affairs,                         American International
 Suite 1140                                        American International Group, Inc.                 Group, Inc. Director of The
 Baltimore, MD                                     (insurance). Formerly Chairman and                 Adams Express Company
 21202                                             CEO of American International                      (investment company).
 Age 81                                            Underwriters Corporation.
                                                   Previously President of American
                                                   International Underwriters
                                                   Corporation-U.S./ Overseas
                                                   Operations.
---------------------------------------------------------------------------------------------------------------------------------
 Susan C. Schwab, Ph.D.  Director   One   Since    Professor, School of Public Affairs        Two     Director of The Adams
 7 St. Paul Street,                 Year  2000     at the University of Maryland,                     Express Company
 Suite 1140                                        College Park. Formerly Director of                 (investment company) and
 Baltimore, MD                                     Corporate Business Development at                  Calpine Corp. (energy).
 21202                                             Motorola, Inc. (electronics).
 Age 48
---------------------------------------------------------------------------------------------------------------------------------
 Robert J. M. Wilson     Director   One   Since    Retired President of the Corporation       Two     Director of The Adams
 7 St. Paul Street,                 Year  1975     (since 1986) and retired President of              Express Company
 Suite 1140                                        The Adams Express Company                          (investment company).
 Baltimore, MD                                     (since 1986).
 21202
 Age 83
---------------------------------------------------------------------------------------------------------------------------------

Interested Director

 Douglas G. Ober         Director,  One   Director Chairman & CEO of the                      Two     Director of The Adams
 7 St. Paul Street,      Chairman,  Year  since    Corporation and The Adams                          Express Company
 Suite 1140              President        1989;    Express Company.                                   (investment company).
 Baltimore, MD           and CEO          Chairman
 21202                                    of the
 Age 57                                   Board
                                          since
                                          1991
---------------------------------------------------------------------------------------------------------------------------------

22


                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------

                              Board Of Directors

             Enrique R. Arzac/(2)(4) /  W. Perry Neff/(2)(4)/

             Phyllis O. Bonanno/(1)/    Douglas G. Ober/(1)/

             Daniel E. Emerson/(1)(3) / Landon Peters/(2)(3)/

             Edward J. Kelly,           John J. Roberts/(1)(2)/
               III/(1)(4) /
                                        Susan C. Schwab/(1)(3)/
             Thomas H. Lenagh/(1)(4) /
                                        Robert J.M. Wilson/(1)(3)/
             W.D. MacCallan/(3)(4) /

             Kathleen T. McGahran/(2)/

                       --------
                     /(1)/ Member of Executive Committee
                     /(2)/ Member of Audit Committee
                     /(3)/ Member of Compensation Committee
                     /(4)/ Member of Retirement Benefits Committee


                                   Officers

             Douglas G. Ober            Chairman, President
                                          and Chief Executive
                                          Officer

             Joseph M. Truta            Executive Vice President

             Nancy J.F. Prue            Vice President -- Research

             Lawrence L. Hooper, Jr.    Vice President, General
                                          Counsel and Secretary

             Maureen A. Jones           Vice President and Chief
                                          Financial Officer

             Christine M. Sloan         Assistant Treasurer

             Geraldine H. Pare          Assistant Secretary

                                                                             23


Petroleum & Resources Corporation
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
Contact us on the Web at:
www.peteres.com




































PEO
Listed
NYSE
THE NEW YORK STOCK EXCHANGE

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to registrants principal executive officer and principal financial officer. The code of ethics is available on registrants website at: www.peteres.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any its provisions been granted.


Item 3. Audit Committee Financial Expert.

The board of directors has determined that at least one of the members of registrants audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The two directors on the registrants audit committee whom the board of directors have determined meet such definition are Enrique R. Arzac and Kathleen T. McGahran, both of whom are independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

  (a)  Audit Fees. The aggregate fees billed for professional
     services   rendered   by   its  independent   auditors,
     PricewaterhouseCoopers LLP, for the audits of the Companys annual and semi-annual financial statements for 2003 and 2002 were $46,162 and $38,726, respectively.

  (b) Audit Related Fees. There were no audit-related fees in 2003 and 2002.

  (c) Tax Fees. The aggregate fees billed to registrant for professional services rendered by PricewaterhouseCoopers LLP for the review of registrants excise tax calculations and preparations of federal, state and excise tax returns for 2003 and 2002 were $7,038 and $6,824, respectively.

  (d) All Other Fees. The aggregate fees billed to registrant by PricewaterhouseCoopers LLP other than for the services referenced above for 2003 was $0 and for 2002 was $2,250, which related to tax research for option purchasing.

  (e)   (1) Audit Committee Pre-Approval Policy. As of 2003,
     all   services  to  be  performed  for  registrant   by
     PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2003 were pre-approved by the committee.

  (2) Not applicable.

  (f)  Not applicable.

  (g) The aggregate fees billed by PricewaterhouseCoopers LLP for non-audit professional services rendered to registrant for 2003 and 2002 were $7,038 and $9,074, respectively.

  (h) The registrants audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLPs independence.


Item 5. Audit Committee of Listed Registrants.

     (a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Enrique R. Arzac, chairman, W. Perry Neff, Landon Peters, John J. Roberts, and Kathleen T. McGahran.

      (B) Not applicable.

Item 6. [Reserved by SEC for future use].

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES & PROCEDURES

Petroleum & Resources Corporation (Petroleum) follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Petroleum uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the companys management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies managements, we give significant weight to the recommendations of the companys management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio companys management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the companys management. When we believe that the managements recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the
recommendation   of   the  portfolio   company   managements
recommendation are:

Stock Options
Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the companys overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the companys stock.

Corporate Control/ Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. Staggered boards are used to help create a roadblock to a possible takeover of a company or to entrench incumbent management and board. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a companys charter that can be characterized as anti-takeover provisions. For example, we generally vote in favor of stockholder proposals to rescind or require a stockholder vote on anti-takeover provisions such as poison pills and the like.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the companys management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded managements position is reasonable and vote in accordance with managements recommendation on these types of proposals.

Item   8.  Purchases  of  Equity  Securities  by  Closed-End
Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement not yet effective with respect to registrant.

Item 9. Submission of Matters to a Vote of Security Holders.

Form N-CSR disclosure requirement not yet effective with respect to registrant.

Item 10. Controls and Procedures.

Conclusions of principal officers concerning controls and procedures.

  (a) As of February 26, 2004, an evaluation was performed under the supervision and with the participation of the officers of registrant, including the principal executive officer (PEO) and principal financial officer (PFO), of the effectiveness of registrants disclosure controls and procedures. Based on that evaluation, the registrants officers, including the PEO and PFO, concluded that, as of February 26, 2004, the registrants disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the registrant is made known to the PEO and PFO.

  (b) There have been no significant changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrants last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Item 11. Exhibits.

     (a)(1) As indicated in Item 2, the code of ethics is posted on the registrants website.

      (2) The certifications of the PEO and PFO pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99 CERT.

  (c)  The certifications of the PEO and PFO pursuant to Rule
     30a-2(b) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.906 CERT.


Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, having been duly authorized to do so.

Petroleum & Resources Corporation

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer and President
	(Principal Executive Officer)

Date:  February 27, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer and President
	(Principal Executive Officer)

Date:  February 27, 2004

BY: /s/ Maureen A. Jones
        -----------------------
        Maureen A. Jones
        Vice President and Chief Financial Officer
	(Principal Financial Officer)

Date:  February 27, 2004